LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the General New York Municipal Bond Fund, Inc. For its annual reporting period ended October 31, 1995, your Fund produced a total return of 12.98%.* Income dividends exempt from Federal personal income taxes of approximately $1.060** per share were paid, which is equivalent to a tax-free distribution rate per share of 5.30%.***
THE ECONOMY
    Concerns about lagging economic growth prompted the Federal Reserve to ease the Fed Funds rate in July. This was the first indication that the Fed was moving away from its long-standing policy dedicated to wringing inflation out of the economy. The bond market was well ahead of the Federal Reserve in determining that inflation was, in fact, under control. Long-term interest rates have fallen for nearly 12 months and, accordingly, bond investors have enjoyed significant capital gains. Economic indicators remain mixed, some causing concern about possible recession, while others point toward continued expansion.
    During times of business uncertainty, attention often shifts to the consumer sector of the economy, particularly regarding the consumer's ability to spend. There are some indications that consumers are being pinched. There is little doubt that the economic recovery has been productivity-driven. That is, corporations have succeeded in paring expenses from their cost of doing business. With this reduction in overhead, bottom line profits have grown dramatically. Yet little of this corporate prosperity has spilled over into the consumer sector of the economy. Wages and salaries grew at under 3% over the past year, barely keeping pace with inflation. An additional consumer concern, new job creation, is at the slowest pace of the post-World War II era. Recent retail sales reports were the weakest since June 1991, when the economy was in recession. Also, there is worry that the coming holiday season will be a poor one for retailers, since debt-burdened consumers may spend cautiously.
    Yet, we believe there are also significant signs of continued growth. Despite indications of a potential slowdown in consumer spending, measures of consumer confidence remain high. Business capital spending and home-building activity continue to grow positively, providing substantial fuel for economic growth. Business investment in durable equipment, when calculated as a percentage of Gross Domestic Product (GDP), is at a 35-year high with no sign of a letup. And while job and wage growth is slow, the index of hours worked (a key determinant of GDP growth and income generation) is rising. The fact is that the four-and-a-half-year recovery has been well balanced: corporate debt issuance has been moderate and the banking system is not overstretched, which provides additional confidence to us.
    We are encouraged by the Federal Reserve's successful handling of several crises including Mexico, derivatives and Japanese banking, any one of which could have threatened the monetary system in the U.S. and/or abroad.
MARKET ENVIRONMENT
    The municipal bond market recovered strongly in 1995 as long-term interest rates fell. If economic conditions remain sluggish and Congress is able to arrive at an acceptable budget accord, we think there is a good chance that the Fed will ease further. We believe this indicates a favorable outlook for bond markets in general, particularly with inflation under control. But inflation can only go so low, and we are wary that the bond market's strength may be counting too much on continued improvement on the price front. Thus, while we remain confident in this market environment, we are alert to the stimulatory effect of easing monetary policy and are watchful for any signs of rekindling inflation. Our primary task _ to maximize current income exempt from Federal income taxes to the extent consistent with the preservation of capital _ continues to shape our portfolio management decisions.
    While the municipal market and the Fund have performed very well this year, results for municipal securities have been trailing other fixed income markets. Concerns about tax reform may be limiting investor enthusiasm for tax exempt securities. Since April, when serious tax reform proposals began to surface, the municipal rally has lagged, resulting in an increase in municipal yields as a percentage of comparable taxable bond yields. Today, long-term municipal bonds are yielding nearly 90% of U.S. Treasuries, which is a greater yield ratio than existed before the onset of talk about tax reform. While it could be years before an actual change in the tax code is adopted, the market's reaction so early in the proposal cycle suggests to us that the ultimate legislation, if any, may have a less radical effect on the market than feared.
THE PORTFOLIO
    The recovery in the bond market has been, to say the least, dramatic. During 1994 we endeavored to contain principal loss by focusing a good portion of our investments in the 20-year range or shorter. While this helped to keep the Fund in the mid-range of its universe during the downturn, it worked against us in the early part of 1995 and the Fund lagged as the market continued its recovery. Going forward in 1995, we extended our duration by moving more of the portfolio into the longer end of the curve (25 to 30 years) and improving call protection. The portfolio currently holds no derivatives.
    The high level of volatility exhibited by the market in recent years underscores the need to maintain a disciplined and long-term focus. Solid market performance thus far in 1995 has rewarded the patient investor.
    New York State continues to struggle with a lackluster economy and the need to maintain jobs in an increasingly competitive market. In its attempt to encourage business investment, both the State and New York City are focusing on reductions in regressive taxes and a more streamlined government. It is apparent that states, such as New York, will have heavy burdens imposed on them with the proposed changes in medicare and federal reimbursements and it highlights the serious need to get their spending under control.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,
                              (logo Signature)
                              Richard J. Moynihan
                              Director,
                              Municipal Portfolio Management
November 15, 1995
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Capital gains, if any, are generally subject to Federal, State and local taxes.
***Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions.


GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                     OCTOBER 31, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS--98.3%                                                               AMOUNT           VALUE
                                                                                                --------------    --------------
NEW YORK--95.8%
Albany Industrial Development Agency:
    IDR (Hampton Plaza Project) 6.25%, 3/15/2018 (a)........................                    $    5,600,000    $   5,448,464
    LR:
      (New York State Assembly Building Project) 7.75%, 1/1/2010............                         3,615,000        3,975,777
      (New York State Department of Health Building Project) 7.25%, 10/1/2010                        1,755,000        1,870,707
Board of Cooperative Educational Services, COP (Greenport Vocational Facility
Project)
    7.875%, 10/1/2000.......................................................                         1,120,000        1,222,592
Buffalo and Erie Public Building Authority, Toll Bridge System Revenue
    5.75%, 1/1/2025 (Insured; MBIA).........................................                         4,200,000        4,218,522
Cohoes Industrial Development Agency, IDR (Norlite Corp. Project)
    6.75%, 5/1/2009 (LOC; Dresdner Bank) (b)................................                         2,400,000        2,520,120
Franklin County Solid Waste Management Authority, Solid Waste Systems Revenue
    6.125%, 6/1/2009........................................................                         2,150,000        2,169,242
Jefferson County Industrial Development Agency, SWDR
    (Champion International Corp.) 7.20%, 12/1/2020.........................                         2,000,000        2,145,480
Metropolitan Transportation Authority, Service Contract,
    Transportation Facilities Revenue, Refunding 5.50%, 7/1/2022............                         6,000,000        5,808,060
New York City:
    7.65%, 2/1/2006.........................................................                         3,000,000        3,356,250
    7%, 10/1/2008...........................................................                         1,750,000        1,871,870
    6.25%, 8/1/2011 (Insured; FSA, Prerefunded 8/1/2002) (c)................                         1,550,000        1,728,281
    6.375%, 8/15/2012.......................................................                         3,395,000        3,486,665
    6%, 2/15/2020 (d).......................................................                         5,500,000        5,365,580
New York City Industrial Development Agency:
    Civic Facility Revenue:
      (Saint Christopher Ottilie Project) 7.50%, 7/1/2021 (LOC; Allied Irish Banks) (b)              2,620,000        2,804,422
      (YMCA of Greater New York Project) 8%, 8/1/2016.......................                         3,300,000        3,544,959
    IDR:
      7.625%, 11/1/2009 (LOC; ABN Amro Bank) (b)............................                         1,285,000        1,301,101
      (Plaza Packaging Corp. Project) 7.65%, 12/1/2009 (LOC; Barclays Bank) (b)                      2,640,000        2,800,486
    Special Facility Revenue:
      (Terminal One Group Association Project):
          6%, 1/1/2015......................................................                         4,375,000        4,303,687
          6%, 1/1/2019......................................................                         3,600,000        3,526,884
          6.125%, 1/1/2024..................................................                         9,000,000        8,915,580
New York City Municipal Water Finance Authority, Water and Sewer System
Revenue:
    5.50%, 6/15/2015 (Insured: MBIA)........................................                         5,000,000        4,943,500
    5.50%, 6/15/2019........................................................                         6,990,000        6,639,871
    6.125%, 6/15/2020.......................................................                         5,000,000        5,053,450
New York State, Crossover, Refunding 6.125%, 11/15/2012.....................                    $    5,000,000     $  5,201,000
New York State, GO:
    5.70%, 3/15/2010........................................................                         6,060,000        6,173,867
    5.70%, 8/15/2012........................................................                         1,000,000        1,009,740
    5.70%, 3/15/2013........................................................                         2,000,000        2,013,840
New York State Dormitory Authority, Revenues:
    City University 5.75%, 7/1/2011.........................................                         5,955,000        5,914,982
    Consolidated City University Systems:
      2nd Generation 5.75%, 7/1/2013........................................                         5,000,000        4,920,600
      5.75%, 7/1/2013.......................................................                         26,005,000     25,508,304
      5.75%, 7/1/2018.......................................................                         2,500,000        2,427,400
    Department of Health - Roswell Park Cancer 6.625%, 7/1/2024.............                         2,700,000        2,788,344
    State University Educational Facilities:
      6.25%, 5/15/2017......................................................                         8,500,000        8,569,530
      5.40%, 5/15/2023......................................................                         10,750,000      9,838,615
      Refunding 5.50%, 5/15/2008............................................                         5,000,000        4,908,950
    Upstate Community Colleges 7.20%, 7/1/2021 (Prerefunded 7/1/2001) (c)...                         2,130,000        2,446,603
New York State Energy Research and Development Authority:
    Electric Facilities Revenue:
      (Consolidated Edison Co. of New York, Inc.):
          6.10%, 8/15/2020..................................................                         2,000,000        2,023,100
          7.125%, 12/1/2029.................................................                         2,000,000        2,192,340
      (Long Island Lighting):
          7.15%, 9/1/2019...................................................                         3,430,000        3,499,149
          7.15%, 2/1/2022...................................................                         4,935,000        5,034,490
    Gas Facilities Revenue 5.635%, 7/8/2026 (Insured; MBIA).................                         6,000,000        5,783,760
New York State Environmental Facilities Corp.:
    PCR (State Water Revolving Fund):
      7.25%, 6/15/2010......................................................                         1,300,000        1,453,933
      7.20%, 3/15/2011......................................................                         4,500,000        4,956,660
      7.50%, 6/15/2012......................................................                         2,000,000        2,245,460
      6.30%, 3/15/2016......................................................                         5,200,000        5,466,292
    Special Obligation Revenue (Riverbank State Park) 7.25%, 4/1/2012.......                         2,500,000        2,704,700
    Water Facilities Revenue (New Rochelle Water Co. Project) 6.40%, 12/1/2024                       2,000,000        2,022,200
New York State Housing Finance Agency, Revenue:
    LooseStrife Fields Apartments and Fairway Manor
      6.75%, 11/15/2036 (Insured; FHA)......................................                         6,000,000        6,203,940
    Multi-Family Housing:
      Second Mortgage 6.625%, 8/15/2012.....................................                         2,500,000        2,602,525
      7.75%, 11/1/2020 (Insured; AMBAC).....................................                         2,195,000        2,381,575
    Service Contract Obligation 7.375%, 9/15/2021 (Prerefunded 3/15/2002) (c)                        2,000,000        2,351,560
New York State Local Government Assistance Corp. 6%, 4/1/2016...............                    $    4,000,000   $    4,017,800
New York State Medical Care Facilities Finance Agency, Revenue:
    (Hospital & Nursing Home Insured Mortgage):
      6.85%, 2/15/2012 (Insured; FHA).......................................                         3,000,000        3,215,400
      6.20%, 8/15/2013 (Insured; FHA).......................................                         3,000,000        3,125,370
      6.125%, 2/15/2015 (Insured; FHA)......................................                         5,170,000        5,285,705
      8%, 2/15/2028 (Insured; FHA)..........................................                         4,470,000        4,919,503
      7.45%, 8/15/2031 (Insured; FHA).......................................                         3,000,000        3,314,400
      Refunding 6.20%, 2/15/2023 (Insured; FHA).............................                         1,700,000        1,739,542
    Improvement (Mental Health Services Facilities):
      6.50%, 2/15/2019......................................................                         5,290,000        5,411,829
      7.875%, 8/15/2020 (Prerefunded 8/15/2000) (c).........................                         1,250,000        1,463,012
      6%, 2/15/2025 (Insured; MBIA).........................................                         4,400,000        4,455,308
    (Long Term Health Care - Insured Program) 6.45%, 11/1/2010 (Insured; CGIC)                       5,000,000        5,385,200
    (Montefiore Medical Center) 5.75%, 2/15/2015 (Insured; AMBAC)...........                         2,000,000        2,000,620
New York State Mortgage Agency, Revenue:
    6.30%, 10/1/2017........................................................                         4,550,000        4,638,407
    Homeowner Revenue:
      6.60%, 10/1/2019......................................................                         3,500,000        3,613,015
      6.45%, 10/1/2020......................................................                         3,740,000        3,834,809
      6.65%, 4/1/2022.......................................................                         2,000,000        2,062,160
      7.95%, 4/1/2022.......................................................                         1,950,000        2,088,138
New York State Thruway Authority:
    Highway and Bridge Trust Fund 5.50%, 4/1/2015 (Insured; MBIA)...........                         3,250,000        3,213,535
    Service Contract Revenue (Local Highway and Bridge):
      7.25%, 1/1/2010.......................................................                         4,350,000        4,962,611
      5.75%, 4/1/2013 (Insured: MBIA).......................................                         5,000,000        5,072,100
      6.25%, 4/1/2014.......................................................                         2,000,000        2,028,400
New York State Urban Development Corp., Revenue
    (Alfred Technology Resources, Inc. Project) 7.875%, 1/1/2020............                         2,070,000        2,302,896
Onondaga County Industrial Development Agency, Sewer Facilities Revenue
    (Bristol Meyers Squibb Co. Project) 5.75%, 3/1/2024.....................                         4,000,000        3,988,520
Rensselaer County Industrial Development Agency, IDR (Albany International
Corp.)
    7.55%, 6/1/2007.........................................................                         4,000,000        4,540,720
Suffolk County Industrial Development Agency, Civic Facility Revenue
    (Long Island Association of Children) 7.35%, 8/1/2009 (LOC; Barclays Bank) (b)                   1,960,000        2,091,771
Triborough Bridge and Tunnel Authority, General Purpose Revenue
    Zero Coupon, 1/1/2021...................................................                         11,000,000      2,625,040
U.S. RELATED--2.5%
Commonwealth of Puerto Rico Infrastructure Financing Authority 7.50%, 7/1/2009                       2,000,000        2,210,960
Guam Airport Authority, Revenue 6.60%, 10/1/2010............................                    $    2,615,000    $   2,684,637
Puerto Rico Electric Power Authority, Power Revenue 6%, 7/1/2015............                         2,000,000        2,027,460
Puerto Rico Industrial Medical and Environmental Pollution Control
    Facilities Financing Authority, Revenue, Refunding
      (St Luke's Hospital Project) 6.25%, 6/1/2010..........................                         1,100,000        1,127,797
                                                                                                                  -------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $307,531,927).....................................................                                      $321,111,674
                                                                                                                  ============
SHORT-TERM MUNICIPAL INVESTMENTS--1.7%
NEW YORK:
    New York City, VRDN 4.05% (e)...........................................                     $    3,500,000  $   3,500,000
    New York Energy Research and Development Authority, PCR (Niagara Power Corp.)
      VRDN 4.05% (LOC; Morgan Guaranty Trust Co.) (b,e).....................                          2,000,000      2,000,000
                                                                                                                 -------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $5,500,000).......................................................                                     $   5,500,000
                                                                                                                  ============
TOTAL INVESTMENTS--100.0%
    (cost $313,031,927).....................................................                                      $326,611,674
                                                                                                                  ============


GENERAL NEW YORK MUNICIPAL BOND FUND, INC.

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      LOC         Letter of Credit
CGIC          Capital Guaranty Insurance Corporation             LR        Lease Revenue
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
FHA           Federal Housing Administration                                  Insurance Corporation
FSA           Financial Security Assurance                       PCR      Pollution Control Revenue
GO            General Obligation                                 SWDR    Solid Waste Disposal Revenue
IDR           Industrial Development Revenue                     VRDN    Variable Rate Demand Notes


SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (F)              OR          MOODY'S             OR         STANDARD & POOR'S          PERCENTAGE OF VALUE
--------                           --------                       ------------------        --------------------
AAA                                Aaa                            AAA                               26.7%
AA                                 Aa                             AA                                11.6
A                                  A                              A                                 25.2
BBB                                Baa                            BBB                               27.3
BB                                 Ba                             BB                                 2.6
F-1,F-1+                           VMIG1,MIG1,P1                  SP1,A1                             1.7
Not Rated (g)                      Not Rated (g)                  Not Rated (g)                      4.9
                                                                                                  -------
                                                                                          100.0%
                                                                                    =======

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Wholly held by the custodian in a segregated account as collateral for when-issued securities.
    (b)  Secured by letters of credit.
    (c) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (d)  Purchased on a when-issued basis.
    (e) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (f) Fitch currently provides creditworthiness information for a limited number of investments.
    (g)  Securities which, while not rated by Fitch, Moody's or Standard &
    Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

See notes to financial statements.



GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $313,031,927)--see statement....................................                                      $326,611,674
    Interest receivable.....................................................                                         5,499,928
    Receivable for subscriptions to Common Stock............................                                                30
    Prepaid expenses........................................................                                             9,989
                                                                                                                 -------------
                                                                                                                   332,121,621
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                       $   219,100
    Due to Distributor......................................................                             3,544
    Due to Custodian........................................................                         3,812,986
    Payable for investment securities purchased.............................                         5,362,225
    Payable for Common Stock redeemed.......................................                             2,179
    Accrued expenses........................................................                            85,551       9,485,585
                                                                                                    ------------   -----------
NET ASSETS  ................................................................                                     $322,636,036
                                                                                                                 ============
REPRESENTED BY:
    Paid-in capital.........................................................                                      $306,818,055
    Accumulated undistributed net realized gain on investments..............                                         2,238,234
    Accumulated net unrealized appreciation on investments_Note 3...........                                        13,579,747
                                                                                                                 -------------
NET ASSETS at value applicable to 16,215,214 shares outstanding
    (100 million shares of $.01 par value Common Stock authorized)..........                                      $322,636,036
                                                                                                                  ============
NET ASSET VALUE, offering and redemption price per share
    ($322,636,036 / 16,215,214 shares)......................................                                         $19.90
                                                                                                                     ======
See notes to financial statements.


GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS                           YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $19,924,771
    EXPENSES:
      Management fee--Note 2(a).............................................                   $  1,876,783
      Shareholder servicing costs-Note 2(b).................................                        793,856
      Professional fees.....................................................                         50,364
      Custodian fees........................................................                         36,735
      Directors' fees and expenses-Note 2(c)................................                         30,084
      Prospectus and shareholders' reports-Note 2(b)........................                          8,785
      Registration fees.....................................................                          1,567
      Miscellaneous.........................................................                         24,399
                                                                                               ------------
                                                                                                  2,822,573
      Less-reduction in management fee due to undertakings-Note 2(a)........                         130,377
                                                                                                ------------
            TOTAL EXPENSES..................................................                                         2,692,196
                                                                                                                  ------------
            INVESTMENT INCOME--NET..........................................                                        17,232,575
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments--Note 3................................                     $  2,243,540
    Net unrealized appreciation on investments..............................                       19,145,760
                                                                                                 ------------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                        21,389,300
                                                                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $38,621,875
                                                                                                                   ===========
See notes to financial statements.


GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                             YEAR ENDED OCTOBER 31,
                                                                                      ---------------------------------
                                                                                             1994                 1995
                                                                                         --------------      ------------
OPERATIONS:
    Investment income-net..................................................            $   20,263,846      $   17,232,575
    Net realized gain on investments.......................................                  1,906,458          2,243,540
    Net unrealized appreciation (depreciation) on investments for the year.              (46,196,850)          19,145,760
                                                                                         --------------      ------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......              (24,026,546)          38,621,875
                                                                                         --------------      ------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net.................................................               (20,385,019)        (17,232,575)
    Net realized gain on investments.......................................                (5,588,704)         (1,910,351)
                                                                                         --------------      ------------
      TOTAL DIVIDENDS......................................................               (25,973,723)       (19,142,926)
                                                                                         --------------      ------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold..........................................                178,945,529        230,231,287
    Dividends reinvested...................................................                 19,895,760         14,084,296
    Cost of shares redeemed................................................              (254,981,061)      (249,154,107)
                                                                                         --------------      ------------
      (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS.............               (56,139,772)        (4,838,524)
                                                                                         --------------      ------------
          TOTAL INCREASE (DECREASE) IN NET ASSETS..........................              (106,140,041)        14,640,425
NET ASSETS:
    Beginning of year......................................................               414,135,652        307,995,611
                                                                                         --------------      ------------
    End of year............................................................              $ 307,995,611      $ 322,636,036
                                                                                         =============     ==============
                                                                                            SHARES              SHARES
                                                                                         --------------      ------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................................................                  8,859,506         11,893,105
    Shares issued for dividends reinvested.................................                    980,345            735,731
    Shares redeemed........................................................               (12,633,641)       (12,857,380)
                                                                                         --------------      ------------
      NET (DECREASE) IN SHARES OUTSTANDING.................................                (2,793,790)          (228,544)
                                                                                         =============     ==============
See notes to financial statements.




GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                            YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------
PER SHARE DATA:                                                  1991        1992        1993        1994        1995
                                                                -------    -------     -------     -------     -------
    Net asset value, beginning of year...........               $17.96      $19.24      $19.55     $21.53       $18.73
                                                                -------    -------     -------     -------     -------
    INVESTMENT OPERATIONS:
    Investment income--net.......................                1.30        1.24        1.17        1.14         1.06
    Net realized and unrealized gain (loss) on investments       1.28         .31        2.24        (2.49)       1.29
                                                                -------    -------     -------     -------     -------
      TOTAL FROM INVESTMENT OPERATIONS...........                2.58        1.55        3.41      (1.35)         2.35
                                                                -------    -------     -------     -------     -------
    DISTRIBUTIONS:
    Dividends from investment income--net........              (1.30)      (1.24)      (1.16)      (1.15)        (1.06)
    Dividends from net realized gain on investments              --          --         (.27)       (.30)         (.12)
                                                                -------    -------     -------     -------     -------
      TOTAL DISTRIBUTIONS........................              (1.30)      (1.24)      (1.43)      (1.45)        (1.18)
                                                                -------    -------     -------     -------     -------
    Net asset value, end of year.................              $19.24      $19.55      $21.53      $18.73       $19.90
                                                                =======    =======     =======      ======     =======
TOTAL INVESTMENT RETURN..........................              14.83%        8.23%    18.05%        (6.59%)     12.98%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                .36%        .62%       .69%        .76%         .86%
    Ratio of net investment income to average net assets        6.95%        6.32%      5.64%       5.62%       5.51%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                .69%        .39%       .22%        .12%         .04%
    Portfolio Turnover Rate......................              19.32%      43.20%      23.46%      24.56%        65.91%
    Net Assets, end of year (000's Omitted)......            $209,165    $284,383    $414,136    $307,996      $322,636

See notes to financial statements.


GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 1 1/2% of the average value of the Fund's net assets for any full fiscal year. However, the Manager had undertaken, from November 1, 1994 through April 13, 1995, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $130,377 for the year ended October 31, 1995.
    (B) Under a Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .20 of 1% of the value of the Fund's average daily net assets. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year. During the year ended October 31, 1995, $634,133 was charged to the Fund pursuant to the Plan.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendence fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3--SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities amounted to $402,501,287 and $400,792,117, respectively, for the year ended October 31, 1995, and consisted entirely of long-term and short-term municipal investments.
    At October 31, 1995, accumulated net unrealized appreciation on investments was $13,579,747, consisting of $14,133,639 gross unrealized appreciation and $553,892 gross unrealized depreciation.
    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
    We have audited the accompanying statement of assets and liabilities of General New York Municipal Bond Fund, Inc., including the statement of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General New York Municipal Bond Fund, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York
November 30, 1995

IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended October 31, 1995:
    _ all the dividends paid from investment income-net are "exempt interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes), and
    _ the $.1191 per share paid by the Fund on December 7, 1994 represents a long-term capital gain distribution.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1995 calendar year on Form 1099-DIV which will be mailed by January 31, 1996.




General New York Municipal Bond Fund, Inc.                   October 31, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN GENERAL NEW YORK
MUNICIPAL BOND FUND, INC. AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
*Source: Lehman Brothers
Average Annual Total Returns
                        One Year Ended               Five Years Ended              Ten Years Ended
                       October 31, 1995              October 31, 1995              October 31, 1995
                      -------------------           -------------------           -------------------
                            12.98%                        9.12%                         8.05%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in General New York Municipal Bond Fund, Inc. on 10/31/85 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in New York municipal securities and its performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses. Also, unlike the Fund which principally limits investments to New York municipal obligrations, the Index is not state specific. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report.

Dollars

$24,642
Lehman Brothers
Municipal Bond Index*

$21,700
General New York
Municipal Bond Fund


General New York
Municipal Bond Fund, Inc.
200 Park Avenue
New York, NY 10166
Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
Custodian
The Bank of New York
90 Washington Street
New York, NY 10286
Transfer Agent &
Dividend Disbursing Agent
First Data Investor Services Group, Inc.
P.O. Box 9671
Providence, RI 02940




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                           949AR9510

General
New York
Municipal
Bond Fund, Inc.
Annual Report
October 31, 1995

General New York Municipal Bond Fund, Inc.